UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

STARTEK, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Cook Street Suite 400, Denver, Colorado 80206

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (303) 262-4500

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2011, the Board of Directors of StarTek, Inc. (the “Company”) approved an amendment and restatement of the Company’s Restated Bylaws.  The amendments require a stockholder who seeks to bring business or director nominees before an annual stockholder meeting to submit the required notice no earlier than 120 days and no later than 90 days prior to the first anniversary of the prior year’s annual meeting, provided that if the meeting date is more than 30 days before or after the anniversary date, the notice must be delivered no earlier than 120 days and no later than 90 days prior to the date of the meeting, or if the first public announcement of the date of the meeting is less than 100 days prior to the date of the annual meeting, the 10th day following such public announcement.  In addition, in connection with the submission of business or director nominees, the amendments require stockholders to disclose additional information about the stockholder and the director nominees submitted by the stockholder, including additional information about the stockholder’s economic interest in the Company and any arrangements between the stockholder and nominees.  These amendments to the advance notice bylaws provisions will be effective for the 2012 annual meeting of stockholders.

The amendments also add provisions clarifying the determination of a record date for any stockholder action taken without a meeting.  The amendments permit the board of directors to adopt a resolution setting a record date within 10 days of receiving notice from a stockholder seeking to take action by written consent without a meeting, which record date shall not be more than 10 days from the date of the board’s resolution.  The amendments also specify information required to be included in the stockholder’s notice requesting the setting of a record date for the written consent.  The amendments to the provisions regarding written consents are effective immediately.

The foregoing summary of the amendments reflected in the Amended & Restated Bylaws is qualified in its entirety by reference to the Amended & Restated Bylaws filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Amended and Restated Bylaws of StarTek, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

By:	/s/ Dave M. Gomez	Date: March 31, 2011
Dave M. Gomez
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws of StarTek, Inc.